EXHBIT 10.16


          FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "Amendment") is dated as of September 3, 2002, by and among BUCKEYE RECEIVABLES INC., a Delaware corporation (the "Purchaser"), and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as Wachovia Bank, N.A., the "Lender");

                              W I T N E S S E T H:
                               - - - - - - - - - -

        WHEREAS, Purchaser and Lender executed and delivered that certain Credit and Security Agreement dated as December 5, 2001 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement");

        WHEREAS, Purchaser has requested, and Lender has agreed to, certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

        NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, Purchaser and Lender hereby covenant and agree as follows:

        1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof," "hereunder," "herein," and "hereby" and each other similar reference and each reference to "this Amendment" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

        2. Amendments to Credit Agreement.
           ------------------------------

                (a)Amendment to Section 1.01. Section 1.01 of the Credit Agreement hereby is amended by deleting the definition of "Interest Rate" and substituting the following therefor:

                 "Interest Rate" means (a) a variable rate of interest per
                  annum equal to Adjusted LIBOR, plus (i) up to the end of the Settlement Period ending on September 6, 2002, 0.95%, and (ii) immediately upon commencement of the first Settlement Period commencing on or after September 6, 2002, 0.75%, which rate in the case of either subclause (i) or (ii) shall be adjusted for each Settlement Period as set forth herein or (b) such other rate of interest applicable to the Aggregate Advances as determined from time to time in accordance with Article 7.

                (b)Amendment to Section 1.01. Section 1.01 of the Credit Agreement hereby is amended by deleting the definition of "Policy" and substituting the following therefor:

                  "Policy" means, in each case in form and substance satisfactory to Lender, (a) a receivables insurance policy and all endorsements and other agreements, documents, and instruments relating thereto, issued by Underwriter to Purchaser, and (b) any replacement, substitution, or extension of, or amendments to, such receivables insurance policy (and all endorsements and other agreements, documents, and instruments relating thereto) issued by Underwriter to Purchaser.

                (c) Amendment to Section 1.01. Section 1.01 of the Credit Agreement hereby is amended by deleting the definition of "Purchase Termination Date" and substituting the following therefor:

                  "Purchase Termination Date" means the earliest to occur of the following: (a) the date on which the Policy is initially scheduled to expire (or, if the Policy is replaced, substituted, extended, or amended, with Lender's consent and approval, to provide a later expiration date, then such later expiration date); (b) December 4, 2003; and (c) if the Fleet Agreement has been terminated, is no longer of any force and effect with respect to Buckeye Technologies, or Lender is no longer a party thereto, any date determined by Lender and declared in writing to Purchaser after the occurrence of (i) any default (after the expiration of any applicable cure or grace periods) by any Seller or Sellers under any note, indenture, loan agreement, mortgage, lease, deed, guaranty, or other similar agreement relating to any Debt of such Seller or Sellers in an aggregate amount greater than $5,000,000 or (ii) any judgment rendered against any Seller or Sellers in an aggregate amount greater than $5,000,000 (in excess of any insurance coverage), unless such judgment is within thirty days discharged or stayed pending appeal and, if stayed, is discharged within thirty days after the expiration of such stay; provided that, in any of the foregoing cases, if such date is not a Business Day, the Business Day immediately preceding such date; provided further that the Purchase Termination Date is subject to extension for an additional 364 days, in Lender's sole and absolute discretion, upon Purchaser's request made in writing not more than sixty and not less than thirty days before the then-pending Purchase Termination Date.

                (d)Amendment to Section 2.08(d). The introductory clause of
Section 2.08(d) of the Credit Agreement hereby is amended so that it reads, in its entirety, as follows:

                           (d) Except as set forth in Section 2.08(e), on each
                  Settlement Date the amount of (x) the Advance (if any) being made on such Settlement Date, plus (y) the collected balance in the Purchaser's Account as of the open of business on the Preparation Date immediately preceding such Settlement Date (other than that portion of such collected balance which represents collections which have been received, but not yet identified and applied to a specific Account Debtor in an IRPF Receivables Report delivered to Purchaser by Servicer), plus
                  (z) subject to the proviso clause below, the principal balance of, and interest accrued on, any and all of Purchaser's Investments shall be applied in the following order (and in no other order without Lender's prior written consent until the amounts owing in each category are fully paid):

                (e) Amendment to Section 2.08(d). Clause (xi) of Section 2.08(d) of the Credit Agreement hereby is amended so that it reads, in its entirety, as follows:

                  (xi) eleventh, to Purchaser to replenish or maintain the Minimum Balance in the Purchaser's Account or to invest in accordance with Section 5.13(f) and subject to the conditions set forth therein;

                (f) Amendment to Section 2.08(d). Section 2.08(d) of the Credit Agreement hereby is amended by adding the following proviso clause to the end thereof:

                  ; provided further that, (A) so long as Purchaser has sufficient funds in the Purchaser's Account to satisfy all payments in clauses (i) through and including (x), and (B) the Purchaser is in compliance with all conditions set forth in
                  Section 5.13(f) with respect to all of its Investments, the Purchaser need not apply the principal balance of, and interest accrued on, any of Purchaser's Investments to the payments provided for in this Section 2.08(d).

                (g) Amendment to Section 2.08(e). The introductory clause of
Section 2.08(e) of the Credit Agreement hereby is amended so that it reads, in its entirety, as follows:

                           (e) During the existence of any Default or Event of
                  Default or at all times after the Purchase Termination Date or at all times after the Obligations have become due and payable for whatever reason, all monies in the Purchaser's Account on any Business Day, plus the principal balance of, and interest accrued on, any and all of Purchaser's Investments shall be applied in the following order (and in no other order without Lender's prior written consent until all amounts owing within each category are fully paid):

                (h) Amendment to Section 5.02. Section 5.02 of the Credit Agreement hereby is amended by adding themfollowing sentence to the end thereof:

                  In addition to any audits performed pursuant to the foregoing sentence, Purchaser agrees it shall pay all costs and expenses related to an additional field audit of all of Purchaser's books and records in any way related to the Program, which additional audit shall be performed (i) by a third-party accounting firm, selected by Purchaser (and reasonably satisfactory to Lender), but engaged for the purposes of such additional audit by Lender, and (ii) as of a date between September 3, 2002, and the December 4, 2003, as selected by Lender, in its discretion. With respect to such additional audit, Purchaser agrees to (i) provide reasonable cooperation to such accounting firm in the conduct of its audit and (ii) actively assist such accounting firm in gaining access to the Seller's books and records relating to the Program, to the extent such books and records are reasonably relevant to the audit.

        (i) Amendment to Section 5.13(e). Section 5.13(e) of the Credit Agreement hereby is amended so that it reads, in its entirety, as follows:

                           (e) declare or make any Restricted Payment; provided
                  that Purchaser may from time to time make a dividend to Buckeye Technologies so long as, at the time of such dividend is made, (i) no Event of Default or Default shall have occurred and be continuing; (ii) after giving effect to such dividend, the aggregate amount of the Purchaser's Account, plus any of Purchaser's Investments permitted by subclauses
                  (i), (ii), and (iii) of Section 5.13(f), hereof, will equal or exceed the Minimum Balance; (iii) the principal and interest payable on the Subordinated Notes is, in the aggregate, zero;
                  (iv) the dividend is made on a Settlement Date; and (v) the Aggregate Advances at such time are less than or equal to the Borrowing Base;

        (j) Amendment to Section 5.13(f). Section 5.13(f)of the Credit Agreement hereby is amended so that it reads, in its entirety, as follows:

                           (f) make Investments in any Person except Investments
                  in (i) direct obligations of the United States Government maturing within ninety days; (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to Lender and for a term satisfactory to Lender; (iii) other Investments which have been specifically approved in writing from time to time by Lender; and (iv) loans evidenced by the Subordinated Notes; provided, however, that, with respect to Investments made pursuant to clauses (i), (ii), and (iii), hereof, (A) all actions necessary to preserve Lender's first priority security interest in the Collateral have been taken, as required by Lender in its discretion; (B) the aggregate amount of all such Investments, including any interest accrued thereon, shall not exceed the Minimum Balance (excluding from the calculation thereof (x) the amount of any interest accrued on such Investments, to the extent such interest has been paid over to the Purchaser's Account, and (y) the principal amount of any Investments otherwise approved as set forth herein and made on an overnight or Business-Day-to-Business-Day basis, to the extent such Investments are, in fact, made and returned to the Purchaser's Account on such basis); (C) Purchaser hereby agrees that it shall take whatever action is necessary to liquidate such Investment to the extent the principal or interest (or both) of such Investment is necessary for Purchaser to pay any amounts due and payable under this Agreement or any other Program Document; (D) all interest and other income generated by such Investment shall be reinvested (subject to the limitations set forth herein) or paid over to the Purchaser's Account; and (E) immediately after giving effect to the making of any Investment permitted hereunder, no Default or Event of Default shall have occurred and be continuing;

                  (k) Amendment to Section 6.01(f). Section 6.01(f)of the Credit Agreement hereby is amended so that it reads, in its entirety, as follows:

                           (f) the aggregate balance of (i) the Purchaser's
                  Account, plus (ii) the balance of any and all Investments permitted by subclauses (i), (ii), and (iii) of Section 5.13(f) shall be less than the Minimum Balance for a period in excess of thirty consecutive days or shall at any time be less than an amount equal to ninety percent of the Minimum Balance;

                  (l) Amendment to Section 6.01(g). Section 6.01(g)of the Credit Agreement hereby is amended so that it reads, in its entirety, as follows:

                           (g) the Policy shall at any time be cancelled,
                  terminated, suspended, declared unenforceable or unlawful, or otherwise ineffective, other than by the natural expiration of the Policy on (i) the date it was initially scheduled to expire or (ii) if the Policy is replaced, substituted, extended, or amended, with Lender's consent and approval, to provide a later scheduled expiration date, such later scheduled expiration date;

        3. Restatement of Representations and Warranties. Purchaser hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Program Documents as fully as if made on the date hereof and with specific reference to this Amendment and all other loan documents executed and/or delivered in connection herewith.

        4. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Program Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of Purchaser. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

        5. Ratification. Purchaser hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Program Documents effective as of the date hereof.

        6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which may be delivered by facsimile and which when so executed and delivered (including counterparts delivered by facsimile) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

        7. Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

        8. No Default. To induce Lender to enter into this Amendment and to continue to make Advances pursuant to the Credit Agreement, Purchaser hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default, Event of Default, or Servicing Agreement Event of Default, and (ii) no right of offset, defense, counterclaim, claim or objection in favor of Purchaser arising out of or with respect to any of the Advances or other obligations of Purchaser owed to Lender under the Credit Agreement.

        9. Further Assurances. Purchaser agrees to take such further actions as Lender shall reasonably request in connection herewith to evidence the amendments herein contained to Purchaser.

        10.Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

        11.Conditions Precedent. This Amendment shall become effective only upon the satisfaction of each of the following conditions precedent (unless waived in writing by Lender, in its sole and absolute discretion): (a) execution and delivery of this Amendment by each of the parties hereto; (b) Lender's receipt of the Amendment Fee referred to in that certain letter from Lender to Purchaser dated on or about August 27, 2002, regarding the amendments contained herein;
(c) Lender's receipt of certificates of good standing (or their equivalent) for each of Sellers and Purchaser from their respective states of incorporation or formation, as the case may be; and (d) Lender's receipt of a certificate executed and delivered by Sellers (in form and substance satisfactory to Lender) in which Sellers acknowledge the amendments contained herein.

                                          [SIGNATURES ON FOLLOWING PAGE]

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         IN WITNESS WHEREOF, each of Purchaser and Lender has caused this
Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                        BUCKEYE RECEIVABLES INC., as Purchaser
                                                                        (SEAL)


                                        BY: /S/ ANNETTE E. MORGAN
                                            -----------------------

                                        TITLE: PRESIDENT
                                               --------------------


                                        WACHOVIA BANK, NATIONAL
                                        ASSOCIATION, as Lender
                                                                        (SEAL)


                                        BY: /S/ BRIAN J. FULK
                                            ------------------------

                                        TITLE: DIRECTOR
                                               ---------------------